UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Semiannual Report to Shareholders was mailed on August 29, 2005.

Activa
Semiannual Report
June 30, 2005



ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Advisors, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: NWQ Investment Management Company, LLC

ACTIVA Mutual Funds
A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.

ACTIVA Mutual Funds Annual Report
Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              3

ACTIVA GROWTH FUND                                                             4

ACTIVA INTERNATIONAL FUND                                                      5


ACTIVA PORTFOLIO HIGHLIGHTS                                                    6


ACTIVA ADDITIONAL INFORMATION                                                  8


ACTIVA OFFICERS AND TRUSTEES OF THE FUND                                      13


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              15

   Activa Value Fund                                                          19

   Activa Growth Fund                                                         24

   Activa International Fund                                                  28


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           31

STATEMENT OF OPERATIONS                                                       32

STATEMENT OF CHANGES IN NET ASSETS                                            33

NOTES TO FINANCIAL STATEMENTS                                                 35


FINANCIAL HIGHLIGHTS                                                          40

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM

SEMIANNUAL REPORT


Dear Shareholder:

I am pleased to provide you with the Semi-Annual Report to Shareholders for the Activa Mutual Funds for the six-month period ended June 30, 2005. Following the positive stock market performances from last year, the first six months of 2005 have not been as uplifting in the broad markets. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

Persistent investor worries over oil prices, slowing economic growth, even though growth remained solid in the U.S. and globally, and the Federal Reserve's raising of interest rates have helped to keep stock prices down for most of the period. The Dow Jones Industrial Average finished the period down 4.7%. Although the Standard & Poor's 500 Index was slightly positive for the second quarter, it remained down 1.7% for the first six-months of 2005. International stocks, as measured by the MSCI EAFE Index, also experienced a retreat from last year finishing the period down 1.2%.

At the Board of Trustees Meeting in February, Activa Asset Management, LLC ("Adviser"), as Investment Adviser to the Funds, recommended a Sub-Adviser change for the Activa International Fund ("Fund"). As the Investment Adviser, Activa continually monitors each sub-adviser's performance relative to a fund's investment objective, market conditions and total returns against its peer groups and benchmark. After careful review of the Fund's performance over the last few years and recognizing that the international markets have a tendency to favor value investing, the Adviser sought to recommend a new Sub-Adviser. The Fund's Board approved a new Sub-Advisory Agreement with NWQ Investment Management Company, LLC ("NWQ"), effective April 1, 2005. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc. Although the management style of NWQ may differ from the previous sub-adviser there will be no change in the Fund's investment objective, policies or restrictions. NWQ's strategy for the Fund will be to continue to invest in foreign stocks. However, the Fund's strategy will be to invest in stocks believed to be undervalued by the marketplace and to have an above average potential for capital appreciation. NWQ's management discussion is contained in this report.

Investors are often anxious regarding investment choices especially how and when to invest. Dollar cost averaging along with an automatic investment plan can help to relieve the anxiousness. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You choose the dollar amount (minimum $50), time periods, and Activa Funds you want to invest in. Call our Funds Shareholder Representatives (1-800-346-2670) to further discuss dollar cost averaging and how to establish an automatic investment program.

We are pleased to announce that our web-site will be updated with a new feature, My Accounts. My Accounts will allow shareholders, through a secure password protected site, to view their current market value, share balance and transaction history on-line. To activate your account for on-line viewing you will be asked to complete a new Activa Account Application.

To help investors determine their personal asset allocation and investment needs the Activa Funds web-site offers a variety of financial calculators to help investors develop a plan. Please visit our web site at www.activafunds.com to access the financial calculators, and learn how you can develop a diversified portfolio using the Activa Funds.

We here at Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President

                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC


ECONOMIC REVIEW

The economic environment for the first half of 2005 was characterized by solid global and US economic growth (with US real Gross Domestic Product expanding at approximately 3.5%). Federal Reserve tightening and commodity price pressures continued to be a focus. In spite of the commodity price pressures, Consumer Price Index remained relatively benign at a 2.5% annual rate.

MARKET OVERVIEW

During the first 6 months of 2005, as a result of the underlying economic strength, the Federal Reserve increased the Fed Funds target rate, in four 25 basis point increments, to 3.25% from 2.25%. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period as short term interest rates moved higher in anticipation of tighter monetary policy while long term rates actually declined. The yield difference from 2 year treasuries to 30 year treasuries decreased from 1.76% as of December 31, 2004 to .51% as of June 30, 2005. Overall, the 2-year treasury yield increased from 3.07% on December 31, 2004 to 3.96% on June 30, 2005, while the 30-year treasury yield decreased from 4.83% to 4.47% over the same period.

FUND RETURN AND STRATEGY OVERVIEW

The Fund generated a total return of 1.96% for the six months ended June 30, 2005, while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, total return was 2.51%. Overall returns were helped by the Fund's overweight position in asset and mortgage backed securities. In addition the fund benefited from underweighting the middle of the yield curve (3 to 10 year maturity range). The Fund's relative performance was negatively impacted by an overweight in the credit sector. As of June 30, 2005, the Fund had a duration of approximately 4.2 years, which was comparable to the 4.2 year duration of the Fund's benchmark. With respect to sector weightings, the Fund held overweight positions in the corporate and asset- and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, we remain underweight the middle of the yield curve relative to the benchmark in anticipation of a less steep or flatter yield curve in a rising rate environment. We anticipate moving to a neutral posture in the corporate sector as value is realized.

OUTLOOK AND SUMMARY

We believe the prospects for continued economic growth and concerns about underlying price pressures will cause the Fed to continue to firm monetary policy leading to additional increases in the Fed Funds rate. The challenge for the Fund management will be to identify the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style. The balance of the report provides additional details about the Fund.


2 ACTIVA Mutual Funds Semiannual Report

ACTIVA Value Fund -- Wellington Management Co., LLP


MARKET COMMENT

There were notable headwinds during the first six months of 2005, including surging oil prices and slowing earnings growth. The threat of inflation appears to be waning, although the Federal Reserve maintains its measured approach to raising rates.

Mid-cap stocks led large caps and small caps for the first half of the year when measured using the S&P MidCap 400, Russell 1000 and Russell 2000 Indexes. During the first six months of 2005, value outperformed growth as the Russell 1000 Value Index advanced 1.76% versus a -1.72% for the Russell 1000 Growth Index. Within the Russell 1000 Value, four out of ten broad economic sectors posted positive returns. Energy, Utilities, Health Care and Consumer Staples were the best performing sectors, while Information Technology, Materials, Telecommunication Services and Consumer Discretionary posted the weakest results.

FUND REVIEW

The Activa Value Fund recorded positive performance of 3.47% net of expenses for the six-month period outperforming both the 1.76% return of the Russell 1000 Value Index and the S&P 500 Index, -0.81%.

Wellington Management, the Sub-Adviser, uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. In addition, the Sub-Adviser uses an internally-developed, quantitative analytical approach to complement the fundamental research.

For the first half of the year, the Fund's bottom-up investment approach produced positive benchmark-relative results in seven of the ten broad market sectors. Strong stock selection within Consumer Discretionary, Energy and Materials contributed most to relative performance, while Information Technology detracted.

Consumer Discretionary holdings performed well due to positive performance from Abercrombie and Fitch, Standard Pacific, and D.R. Horton. Specialty-retailer Abercrombie & Fitch rose on very strong and broad-based same-store sales results. Homebuilders D.R. Horton and Standard Pacific benefited from continued strength in the housing market.

Soaring energy prices lent support to Energy stocks as the price of oil reached record highs, eclipsing $60. ConocoPhillips, as the largest player in the US downstream market, benefited from the robust refining margin environment. Occidental Petroleum benefited from strong production growth, as well as the economics from their recent Permian Basin acquisition. Valero Energy, the leading independent refiner in the US, has performed particularly strongly thanks to its ability to process heavy crude, also known as "sour" crude, which trades at a significant discount to "sweeter" varieties. As a result, margins have been driven higher. In the latter half of the period, shares of Valero surged following the announcement that the company would acquire Premcor.

Stock selection within Materials was also positive. Cement and concrete manufacturer Lafarge North America advanced due to sustainable sales growth trends and strong fundamentals.

On the negative side, our Information Technology holdings underperformed with shares of IBM and Accenture falling. IBM failed to keep pace with its peers due to the uncertain and weak macro economic development. While IBM does have a strong pipeline that should support continued growth in services, it lost share to Intel as Apple decided to convert its platform to Intel processors. Accenture's shares fell due to contract loses. In addition, our underweight position in strong performing Exxon Mobil also detracted from relative performance.

                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Growth Fund -- BlackRock Advisors, Inc.


PERFORMANCE SUMMARY

Equities were mostly positive for the second quarter of 2005, but markets have been choppy over the last six months, resulting in relatively flat returns for the year to date period. Investors continued to exhibit caution, as worries over oil prices, interest rates and economic growth remained in the spotlight.

In this environment, the Fund's -2.30% total return for the first six months of 2005 underperformed its benchmark, the Russell 1000 Growth Index which had a total return of -1.72%. The Fund benefited from stock selection across several sectors including information technology, energy and financials. This was offset by weaker selection in consumer discretionary, consumer staples and industrials. Additionally, our overweight to the energy sector aided returns, while an overweight to consumer discretionary and underweight to consumer staples somewhat dampened return comparisons.

PORTFOLIO REVIEW

Although total returns in the financials sector were flat, stock selection proved to be the single largest contributor to relative returns in the portfolio as our holdings tended to outperform those in the benchmark. Our position in Chicago Mercantile Exchange boosted portfolio returns. The futures exchange operator is capitalizing on demand for futures and derivatives contract trading as the use of risk management techniques increases among investors. Additionally, our decision to avoid Fannie Mae helped returns relative to the index. Shares of the mortgage giant declined during the period as concerns over the firm's accounting practices continued to draw attention.

Energy proved to be the best performing sector in the benchmark during the period. Strong relative gains in the portfolio were the result of good stock selection and our overweight to the sector. Despite patches of weakness in March and April, energy related commodity prices remained elevated over the six month period, with crude oil prices finishing the second quarter just below $57/bbl. Oil and gas producers EOG Resources and Newfield Exploration both posted double-digit gains. Coal producer Consol Energy also made a meaningful contribution to returns, as demand for coal has remained strong.

Weakness among select names in both consumer discretionary and industrials negatively impacted returns. The major source of underperformance in the consumer discretionary sector was audio equipment maker Harman International. Competitive threats in the car navigation, audio and information systems market put downward pressure on the stock price. Conglomerate Tyco International was the primary detractor from industrials returns. Tyco's business has been negatively impacted by the increasing pressure of higher commodity costs.

PORTFOLIO POSITIONING AND OUTLOOK

Given our focus on adding value through bottom up fundamental research, sector weightings are driven primarily by stock selection. That being said, we have made some adjustments within the consumer sectors over the last several months, consistent with our investment process. We have reduced or eliminated a number of consumer discretionary names, and while we remain underweight in consumer staples, we increased our exposure to what we perceive are some of the high quality names. Specifically in the consumer discretionary area, we began to lose confidence in Ebay's ability to maintain its growth rate, and in turn eliminated our position. In the consumer staples area, we began building a position in stable growth-oriented PepsiCo, while also initiating a position in CVS Corp. which we believe is poised to accelerate earnings. At the close of the second quarter, the portfolio's largest overweights were in energy and health care, while the largest underweights were in industrials and consumer staples.

Despite the choppy market conditions, we continue to uncover both stable and accelerating growth opportunities based on company-specific fundamentals. As companies continue to face difficult year-over-year earnings comparisons, we feel that solid bottom-up stock selection will be critical in producing above-benchmark returns.


4 ACTIVA Mutual Funds Semiannual Report

ACTIVA International Fund -- NWQ Investment Management Company, LLC


MARKET OVERVIEW

While many foreign markets posted strong returns for the second quarter in their own local currencies, dollar strength (i.e., Euro, Great British Pound, and Yen weakness) offset those gains, resulting in a nearly 1% fall in the MSCI EAFE benchmark index. In the first six months of the year the US dollar has strengthened nearly 7% on a trade weighted basis and by over 10% versus the euro. Much of the euro weakness has been attributed to the rejection of the EU constitution by both France and the Netherlands, however, additional factors also had an impact, including the continued weakness of the European economy which has prompted calls for an eurozone rate cut. This has made the US a more attractive alternative from an interest rate perspective, yet global imbalances still exist which could have an impact on currency trends going forward.

Oil continued to impact markets around the world, with prices reaching $60 a barrel toward the end of June. The energy sector again benefited, rising more than 3% during the second quarter of 2005 and for the year it is up over 10%. Other strong sectors in the quarter include health care, which benefited from the weaker euro, and the information technology sector. Weakness was led by the telecommunications sector which fell over 4% in US dollar terms, primarily driven by large declines in the stocks of European providers.

PORTFOLIO PERFORMANCE

The Fund's six month return was -0.74% marginally outperforming the MSCI EAFE Index return, -0.85% for the same period. Following the transition from the previous Sub-Adviser at the beginning of the second quarter, the Fund benefited greatly from being overweight in the aforementioned strong energy sector. We also benefited from our exposure to the industrials sector, especially through our position in Metso Corp., a Finnish industrial equipment maker which gained more than 20% over the quarter. Finally, exposure in the Utilities sector, in particular through Korea Electric Power, also aided returns. Our overweight position in the telecommunications sector, in particular Telecom Italia, detracted from returns as regulators in certain markets imposed greater restrictions on incumbent providers than had previously been anticipated. This hurt returns across the sector, although we still believe that the companies we own are attractively valued relative to the strong free cash flows they are generating which are being returned to shareholders via dividends.

Overall there were few transactions in the portfolio following the transition from the previous Sub-Adviser, however, the Fund did add to the materials exposure during the second quarter through the purchase of Placer Dome, a Canadian gold producer with mining activities across the globe. This further diversified exposure to a sector in which the Fund continues to find significant value. The Fund also made some minor adjustment to our existing holdings.

OUTLOOK

We continue to emphasize that the returns of all overseas equity investments are made up of two components, stock price returns and currency returns. While a weaker dollar provided a strong tailwind for the past three years, clearly this trend has reversed in the first half of 2005.

That said we continue to believe that overall valuations of international firms remain low compared to the US market and selective interesting opportunities remain. We also continue to find more opportunities in Japan and emerging Asia than in developed Europe, and are therefore overweight in Japan and have exposure to Korea and Taiwan. In addition, Asian markets stand to benefit from currency appreciation should the Chinese Renminbi revalue, an event we believe is likely although we cannot say when it will occur.


                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA Portfolio Highlights

Activa Intermediate Bond Fund
Pie Charts:

                             Quality Diversification
                                  as of 6/30/05

U.S. Government and U.S. Government Agency Obligations    57%
BBB                                                       12%
A                                                         16%
AA                                                         3%
AAA                                                       12%

                                Maturity Schedule
                                  as of 6/30/05

Over 20 Years     39%
11-20 Years       17%
6-10 Years        11%
1-5 Years         29%
Less than 1 Year   4%


ACTIVA Value Fund
Pie Chart:

                     INDUSTRY SECTOR HOLDINGS AS OF 6/30/05

Telecommunications Services    4%
Materials                      3%
Information Technology         6%
Industrials                    8%
Health Care                    6%
Financials                    36%
Energy                        15%
Consumer Staples               6%
Consumer Discretionary        11%
Utilities                      5%

                         TOP TEN HOLDINGS AS OF 6/30/05

             EXXON MOBIL CORP. COM                            5.3%
             BANK OF AMERICA CORP.                            5.1%
             CITIGROUP, INC.                                  4.9%
             CONOCOPHILLIPS                                   3.4%
             ALTRIA GROUP, INC.                               2.8%
             OCCIDENTAL PETROLEUM CORP.                       2.6%
             UNITED TECHNOLOGIES                              2.6%
             CANADIAN NATIONAL RAILWAY                        2.2%
             TIME WARNER                                      2.2%
             SPRINT                                           2.0%

6 ACTIVA Mutual Funds Semiannual Report

ACTIVA Portfolio Highlights continued

ACTIVA Growth Fund

Pie Charts:
                     Industry Sector Holdings as of 6/30/05

Telecommunications Services                   1%
Cash                                          4%
Information Technology                       24%
Industrials                                   7%
Health Care                                  24%
Financials                                    8%
Energy                                        7%
Consumer Staples                              6%
Consumer Discretionary                       17%

                         Top Ten Holdings as of 6/30/05

             MICROSOFT                                        4.1%
             GENERAL ELECTRIC CO.                             3.6%
             JOHNSON & JOHNSON                                3.5%
             UNITEDHEALTH GROUP, INC.                         3.2%
             YAHOO!, INC.                                     3.2%
             INTEL CORPORATION                                3.1%
             AMERICAN EXPRESS CO.                             2.5%
             EOG RESOURCES, INC.                              2.4%
             NOVARTIS AG - ADR                                2.3%
             PEPSICO, INC.                                    2.2%


ACTIVA International Fund
Pie Charts:
                                Country Breakdown
                                  as of 6/30/05

Other              18%
Hong Kong           3%
Taiwan              3%
Italy               4%
South Africa        4%
Republic of Korea   6%
France              6%
Canada              6%
United Kingdom     15%
Japan              35%

                     Industry Sector Holdings as of 6/30/05



Consumer Discretionary              13%
Consumer Staples                    11%
Energy                               7%
Finance                              9%
Health                               3%
Industrials                         17%
Information Technology               3%
Materials and Processing            12%
Telecommunications                  14%
Utilities                           11%

                         Top Ten Holdings as of 6/30/05

            TAKEFIUJI CORP. - JAPAN                          3.8%
            SHISEIDO LTD. ORD - JAPAN                        3.1%
            BARRICK GOLD CORP. - CANADA                      3.0%
            AREVA - CI - FRANCE                              3.0%
            UNITED UTILITIES ORD - UNITED KINGDOM            2.9%
            CHUNGHWA TELECOM ADR - TAIWAN                    2.9%
            KT CORP. ADR - KOREA                             2.9%
            CLP HOLDINGS - HONG KONG                         2.9%
            FUJI PHOTO FILM - JAPAN                          2.9%
            SEKISUI HOUSE LTD. - JAPAN                       2.9%

                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA Additional Information


EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                         EXPENSES PAID DURING THE PERIOD
                                                             Beginning      Ending         Expenses
                                                             Account       Account           Paid        Annualized
                                                              Value,        Value,          During        Expense
                                                              1/1/05       6/30/05          Period*        Ratio
                                                            ---------     ---------         -------        ------
         Activa Intermediate Bond            Actual         $1,000.00     $1,019.60          $3.36         0.67%
                                       Hypothetical         $1,000.00     $1,021.68          $3.36         0.67%

         Activa Value Fund Class A           Actual         $1,000.00     $1,034.70          $6.15         1.22%
                                       Hypothetical         $1,000.00     $1,018.95          $6.13         1.22%

         Activa Value Fund Class R           Actual         $1,000.00     $1,034.60          $5.60         1.11%
                                       Hypothetical         $1,000.00     $1,019.50          $5.57         1.11%

         Activa Growth Fund                  Actual         $1,000.00       $977.00          $6.47         1.32%
                                       Hypothetical         $1,000.00     $1,018.45          $6.63         1.32%

         Activa International Fund           Actual         $1,000.00       $992.60          $8.05         1.63%
                                       Hypothetical         $1,000.00     $1,016.92          $8.18         1.63%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2005 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


8 ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information continued

ADVISORY AGREEMENT APPROVALS

Investment Advisory Agreement Approval
In considering the Investment Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser. As part of its review, the Board considered the performance of the Investment Adviser in setting the overall investment strategies for the Fund, monitoring and evaluating the investment performance of the Fund's Sub-Advisers, and monitoring compliance with the investment objectives, policies and restrictions of the Fund. As part of its review, the Board considered financial information provided by the Investment Adviser, as well as information about its management structure and professional staff. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding the Investment Advisers compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that the Investment Adviser had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the Fund's historical investment performance was similar to that of other funds with similar investment objectives.

In considering the Investment Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory Agreement is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. It was noted that, in addition to receiving compensation for serving as the Fund's investment adviser, the Investment Adviser also receives compensation for serving as the Fundadministrator and transfer agent, and also receives Rule 12b-1 payments under the Fund's distribution agreement.

Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2006. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


Sub-Advisory Agreement Approvals - Intermediate Bond Fund and Value Fund

In considering the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Sub-Adviser. As part of its review, the Board considered the performance of the Sub-Adviser in furnishing investment advice, managing the Fund's investment portfolio, and complying with the Fund's investment objectives, policies and restrictions. As part of its review, the Board considered financial information provided by the Sub-Adviser, as well as information about its management structure and professional staff and, in particular, the qualifications of the portfolio managers assigned to the Fund. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding the Sub-Advisers compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that the Sub-Adviser had provided satisfactory

                                         ACTIVA Mutual Funds Semiannual Report 9

ACTIVA Additional Information continued

services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the Fund's historical investment performance was similar to that of other funds with similar investment objectives.

In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Sub-Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory and Sub-Advisory Agreements is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

As part of its review of compensation, the Board considered other benefits that might accrue to the Sub-Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board did not consider a profit analysis from the Sub-Adviser because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and the Sub-Adviser and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2006. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


Sub-Advisory Agreement Approval - Growth Fund

In considering the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services previously provided to the Fund by State Street Research & Management Company ("State Street"). The Board also considered the nature, extent and expected quality of the services that would be provided to the Fund by BlackRock Advisors, Inc. ("BlackRock") following the merger of State Street and BlackRock. It was noted that there would be no change in the Fund's portfolio managers as a result of the merger. As part of its review, the Board considered the performance of the State Street in furnishing investment advice, managing the Fund's investment portfolio, and complying with the Fund's investment objectives, policies and restrictions. As part of its review, the Board considered financial information provided by BlackRock, as well as information about its management structure and professional staff and, in particular, the qualifications of the portfolio managers assigned to the Fund. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding BlackRock's compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that State Street had provided satisfactory services to the Fund, and that BlackRock could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the Fund's historical investment performance was similar to that of other funds with similar investment objectives.

In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-


10 ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information continued


Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Sub-Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory and Sub-Advisory Agreements is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

As part of its review of compensation, the Board considered other benefits that might accrue to the Sub-Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board did not request a profit analysis from Black/Rock because BlackRock is a new Sub-Adviser. In addition, the Board noted that the sub-advisory fees resulted from arms-length negotiations with the Investment Adviser, and that the fees under the Sub-Advisory Agreement would constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2006. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


Sub-Advisory Agreement Approval - International Fund

In considering the new Sub-Advisory Agreement the Board of Trustees considered the nature, extent and expected quality of the services that would be provided to the Fund by NWQ Investment Management Company, LLC ("NWQ"). As part of its review, the Board considered financial information provided by NWQ, as well as information about its management structure and professional staff and, in particular, the qualifications of the portfolio managers that would be assigned to the Fund. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding NWQ's compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that NWQ could be expected to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board also considered the investment results achieved by the managers that would be assigned to the Fund. The Board concluded that it was reasonable to expect that the Fund's investment performance would improve under the management of the new Sub-Advisor.

In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Sub-Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory and Sub-Advisory Agreements is comparable to the amounts being paid for investment advisory services by other funds that are similarly sized and have similar investment objectives.

As part of its review of compensation, the Board considered other benefits that might accrue to the Sub-Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board did not request a profit analysis from NWQ because NWQ is a new Sub-Adviser. In addition, the Board noted that the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and NWQ, and that the fees under the Sub-Advisory Agreement would constitute a very small percentage of NWQ's total income from providing investment management services.


                                        ACTIVA Mutual Funds Semiannual Report 11

ACTIVA Additional Information continued

Following its review, the Board of Trustees concluded that the terms and conditions of the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be effective April 1, 2005 and continued until March 31, 2006. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


12 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund


The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2005 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS     OTHER
                                                                                                              IN FUND     DIRECTOR-
                                                          TERM OF                                             COMPLEX      SHIPS
     NAME AND                                          OFFICE/LENGTH          PRINCIPAL OCCUPATION           OVERSEEN    BY HELD BY
      ADDRESS           AGE      OFFICE HELD           OF TIME SERVED            LAST FIVE YEARS             DIRECTOR     DIRECTOR
INTERESTED TRUSTEE
James J. Rosloniec*     60       Trustee of the Fund   Perpetual / 24      President & Chief Operating           4           None
2905 Lucerne SE                                                            Officer, JVA Enterprises I,
Suite 200                                                                  LLC. President, Chief
Grand Rapids, Michigan                                                     Executive Officer and Director,
49546                                                                      Activa Holdings Corp. Formerly,
                                                                           Vice President-Audit and
                                                                           Control, Amway Corporation
                                                                           (1991-2000); Director, Vice
                                                                           President and Treasurer of
                                                                           Amway Management Company
                                                                           (1984-1999); Trustee,
                                                                           President and Treasurer,
                                                                           Amway Mutual Fund,
                                                                           (1981-1999); President and
                                                                           Treasurer, Activa Mutual
                                                                           Fund Trust (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.   57       Advisory Trustee of   Perpetual / 4       President and Chief                   4           None
2905 Lucerne SE,                 the Fund                                  Executive Officer,
Suite 200                                                                  Marker Net, Inc. (Crown
Grand Rapids,                                                              Independent Business
Michigan 49546                                                             Owner affiliated
                                                                           with Quixtar, Inc.)

DISINTERESTED TRUSTEES  74       Trustee of the Fund   Perpetual / 12      Retired, Former Vice                  4           None
Donald H. Johnson                                                          President-Treasurer,
2905 Lucerne SE,                                                           SPX Corporation.
Suite 200
Grand Rapids,
Michigan 49546

Walter T. Jones         63       Trustee of the Fund   Perpetual / 13      Retired, Former Senior                4           None
936 Sycamore Ave.                                                          Vice President-Chief
Holland, Michigan                                                          Financial Officer,
49424                                                                      Prince Corporation.

Richard E. Wayman       70       Trustee of the Fund   Perpetual / 7       Retired, Former Finance               4           None
24578 Rutherford                                                           Director, Amway
Ramona, California                                                         Corporation.
92065

OFFICER
Allan D. Engel          53       President, Secretary  Perpetual / 24      Vice President, Real Estate          N/A          N/A
2905 Lucerne SE,                 and Treasurer of the                      Operations and Secretary-Activa
Suite 200                        Fund; President, and                      Holdings Corp. Formerly, Sr.
Grand Rapids,                    Secretary of the                          Manager, Investments and Real
Michigan                         Investment Adviser.                       Estate, Amway Corporation;
49546                                                                      Director, President and
                                                                           Secretary of Amway Management
                                                                           Company (1981-1999); Trustee,
                                                                           Activa Mutual Fund Trust
                                                                           (1999-2004); Trustee, Vice
                                                                           President and Secretary, Amway
                                                                           Mutual Fund (1981-1999);
                                                                           Vice President and Assistant
                                                                           Treasurer, Activa Mutual Fund
                                                                           Trust (1999-2002).




                                        ACTIVA Mutual Funds Semiannual Report 13

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the six month period ended June 30, 2005:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL        TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*                 $8,000             -0-               -0-              $8,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.               $8,000             -0-               -0-              $8,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson                   $8,000             -0-               -0-              $8,000
Trustee

Walter T. Jones                     $8,000             -0-               -0-              $8,000
Trustee

Richard E. Wayman                   $8,000             -0-               -0-              $8,000
Trustee


*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the six month period ended June 30, 2005, amounted to $40,000. Effective June 3, 2004 under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


14 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 6/30/05 (Unaudited)

                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES                                                               6.2%
       U.S. TREASURY NOTES, 3.0%, 11/15/07                                                 7,180,000          $   7,077,900
       U.S. TREASURY NOTES, 1.5%, 7/31/05                                                  3,000,000              2,996,189
       U.S. TREASURY NOTES, 3.125%, 5/15/07                                                1,000,000                991,250
                                                                                                              -------------
                                                                                                                 11,065,339
                                                                                                              -------------

US TREASURY BONDS                                                               7.0%
       U.S. TREASURY BONDS, 6.25%, 8/15/23                                                 5,670,000              7,067,768
       US TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                               900,000              1,497,683
       US TREASURY INFLATION INDEX BOND (TIP), 3.875%, 1/15/09                             1,500,000              1,937,209
       U.S. TREASURY INFLATION INDEX BOND (TIP), 2.0%, 1/15/14                             1,720,000              1,865,814
                                                                                                              -------------
                                                                                                                 12,368,474
                                                                                                              -------------

US TREASURY STRIPS - PRINCIPAL ONLY                                             0.5%
       STRIP PRINC, 5/15/18                                                                1,570,000                918,308
                                                                                                              -------------

FEDERAL HOME LOAN BANK                                                          1.5%
       FEDERAL HOME LOAN BANK, 3.625%, 11/14/08                                            2,750,000              2,725,937
                                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE                                                     16.7%
       FREDDIE MAC GOLD, 5.5%, 12/1/32                                                     1,060,905              1,077,327
       FREDDIE MAC, 4.5%, 4/1/35                                                           1,496,793              1,463,703
       FEDERAL GOVT LOAN MORTG. CORP. PL G18010, 5.5%, 9/1/19                              1,745,926              1,793,553
       FREDDIE MAC, 8.0%, 3/1/30                                                             472,744                509,231
       FEDERAL GOVT LOAN MORTG. CORP. PL B19064, 4.5%, 4/1/20                              3,484,200              3,472,092
       FREDDIE MAC, 5.0%, 7/1/34                                                           3,099,856              3,104,752
       FREDDIE MAC, 5.5%, 5/1/35                                                           4,994,889              5,069,359
       FEDERAL HOME LOAN MORTG. CORPORATION, 5.75%, 4/15/08                                5,000,000              5,252,100
       FREDDIE MAC, 5.5%, 5/15/28                                                          3,000,000              3,073,562
       FREDDIE MAC, 5.0%, 4/15/18                                                          2,250,000              2,318,002
       FREDDIE MAC, 4.5%, 4/15/26                                                          2,500,000              2,526,360
                                                                                                              -------------
                                                                                                                 29,660,041
                                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          22.6%
       FANNIE MAE, 7.125%, 1/15/30                                                         1,360,000              1,865,677
       FANNIE MAE, 5.25%, 4/15/07                                                          4,250,000              4,356,250
       FANNIE MAE, 6.5%, 9/1/29                                                              232,309                241,311
       FNMA PL 255630, 5.0%, 2/1/35                                                        3,443,591              3,448,555
       FANNIE MAE, 4.5%, 9/1/18                                                            3,194,825              3,183,595
       FANNIE MAE, 5.0%, 12/1/33                                                           2,292,075              2,296,007
       FANNIE MAE, 6.0%, 1/1/29                                                              419,010                430,792
       FANNIE MAE, 6.5%, 3/1/29                                                              345,911                359,315
       FANNIE MAE, 6.5%, 3/1/29                                                              375,511                390,062
       FANNIE MAE, 6.5%, 7/1/32                                                            2,536,996              2,630,749
       FANNIE MAE, 6.5%, 9/1/18                                                            1,782,510              1,856,862
       FANNIE MAE, 6.5%, 5/1/32                                                            1,103,220              1,143,989
       FANNIE MAE, 5.5%, 2/1/33                                                            1,093,832              1,110,141
       FANNIE MAE, 5.5%, 4/1/33                                                              808,042                820,089
       FANNIE MAE, 4.5%, 8/1/19                                                            3,008,338              2,997,939


   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 15


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/05 (Unaudited)

                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
       FANNIE MAE, 4.5%, 9/1/34                                                            1,729,297          $   1,692,706
       FANNIE MAE, 5.0%, 8/1/33                                                              795,634                796,999
       FANNIE MAE, 7.0%, 5/1/35                                                            1,370,380              1,445,595
       FANNIE MAE, 5.0%, 6/1/34                                                              752,836                753,884
       FANNIE MAE, 5.0%, 8/1/19                                                            1,736,451              1,757,549
       FANNIE MAE, 6.0%, 10/1/34                                                           5,227,303              5,362,611
       FANNIE MAE PL 807595, 4.5%, 12/1/34                                                 1,271,651              1,244,732
                                                                                                              -------------
                                                                                                                 40,185,409
                                                                                                              -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        3.4%
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 11/15/31                                   413,173                437,771
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 12/15/28                                   172,691                183,150
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 9/15/29                                     97,928                103,804
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                     647,122                686,064
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.5%, 4/15/18                                  2,098,500              2,105,841
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 9/15/34                                      488,524                517,763
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                2,000,000              1,953,150
                                                                                                              -------------
                                                                                                                  5,987,543
                                                                                                              -------------

CORPORATE BONDS - 42.1%
ASSET BACKED SECURITIES                                                         1.0%
       GE CAPITAL COMMERCIAL MORTGAGE CORP., 4.353%, 6/10/48                               1,750,000              1,753,098
                                                                                                              -------------

AUTOMOTIVE                                                                      1.6%
       BEAR STEARNS COMMERCIAL MORTG. SEC., 4.212%, 6/11/41                                2,000,000              2,003,523
       DAIMLERCHRYSLER, 7.2%, 9/1/09                                                         775,000                844,750
                                                                                                              -------------
                                                                                                                  2,848,273
                                                                                                              -------------

BANKING                                                                         2.3%
       NB CAPITAL TRUST IV, 8.25%, 4/15/27                                                 1,660,000              1,816,032
       NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                          1,250,000              1,404,475
       USA INTERACTIVE, 7.0%, 1/15/13                                                        800,000                854,270
                                                                                                              -------------
                                                                                                                  4,074,777
                                                                                                              -------------

BANKING AND FINANCIAL SERVICES                                                 13.4%
       AMERICAN GENERAL FINANCE, 4.5%, 11/15/07                                            1,800,000              1,804,808
       CITIGROUP, INC., 7.375%, 4/2/07                                                     1,800,000              1,897,164
       CAPITAL ONE BANK, 6.5%, 6/13/13                                                     1,000,000              1,101,957
       DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                              500,000                541,826
       FIRST DATA CORP., 4.7%, 11/1/06                                                     1,750,000              1,768,853
       GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                              900,000                978,507
       GREENWICH CAP. COMMER. FUNDING CORP., 4.305%, 8/10/42                               1,500,000              1,500,491
       INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                            1,500,000              1,594,901
       JP MORGAN CHASE COMMER. MORTG. SEC., 4.223%, 1/15/42                                1,500,000              1,498,856
       LB UBS COMMERCIAL MORTGAGE TRUST, 4.394%, 7/15/30                                   2,000,000              2,009,818
       LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                      1,750,000              1,885,763
       MELLON CAP II, 7.995%, 1/15/27                                                      2,040,000              2,208,490
       MERRILL LYNCH MORTGAGE TRUST, 4.218%, 5/12/43                                       2,000,000              2,002,839
       PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                        1,450,000              1,596,247


   The accompanying notes are an integral part of these financial statements.


16 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
BANKING AND FINANCIAL SERVICES (CONTINUED)
       RESIDENTIAL CAPITAL CORP., 6.375%, 6/30/10                                            690,000          $     694,313
       VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           707,399                716,182
                                                                                                              -------------
                                                                                                                 23,801,015
                                                                                                              -------------

COMMERCIAL SERVICES                                                             1.4%
       ARAMARK SERVICES, INC., 7.0%, 7/15/06                                               1,550,000              1,584,875
       CENDANT CORP., 6.25%, 1/15/08                                                         840,000                876,730
                                                                                                              -------------
                                                                                                                  2,461,605
                                                                                                              -------------

DEFENSE                                                                         0.5%
       UNITED TECHNOLOGIES CORPORATION, 5.4%, 5/1/35                                         880,000                928,067
                                                                                                              -------------

ELECTRIC UTILITY                                                                4.6%
       ALABAMA POWER CO., 5.6%, 3/15/33                                                    1,225,000              1,325,941
       AMERICA MOVIL SA DE CV, 5.5%, 3/1/14                                                  900,000                902,179
       AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                            1,150,000              1,194,665
       PACIFIC GAS & ELEC., 6.05%, 3/1/34                                                    845,000                934,587
       PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                       3,385,000              3,737,841
                                                                                                              -------------
                                                                                                                  8,095,213
                                                                                                              -------------

FINANCIAL SERVICES                                                              5.4%
       CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.733%, 10/15/41                               1,500,000              1,519,493
       CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.391%, 5/15/43                                1,900,000              1,910,786
       GENERAL ELECTRIC CAP. CORP., 6.75%, 3/15/32                                           730,000                904,288
       HOUSEHOLD FINANCE, 6.4%, 6/17/08                                                    1,150,000              1,218,818
       ISTAR FINANCIAL, INC., 4.875%, 1/15/09                                                880,000                878,503
       MORGAN STANLEY CAPITAL, 4.3%, 7/15/56                                               1,500,000              1,504,128
       MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                             1,716,672              1,735,217
                                                                                                              -------------
                                                                                                                  9,671,233
                                                                                                              -------------

HEALTH CARE                                                                     0.9%
       AETNA, INC., 7.375%, 3/1/06                                                         1,500,000              1,531,875
                                                                                                              -------------

HOTELS AND LODGING                                                              0.5%
       HARRAHS OPERATING CO., INC., 5.375%, 12/15/13                                         875,000                889,209
                                                                                                              -------------

OIL & EXPLOR PROD & SER                                                         1.1%
       ENCANA CORP., 4.75%, 10/15/13                                                       1,000,000                998,644
       TYCO INTERNATIONAL GROUP SA, 5.8%, 8/1/06                                             875,000                890,901
                                                                                                              -------------
                                                                                                                  1,889,545
                                                                                                              -------------

PRINTING & PUBLISHING                                                           0.6%
       NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                850,000              1,101,819

   The accompanying notes are an integral part of these financial statements.


                                        ACTIVA Mutual Funds Semiannual Report 17

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/05 (Unaudited)

                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
RAILROADS                                                                       1.2%
       BRIT SKY BROADCA BSY., 8.2%, 7/15/09                                                1,000,000          $   1,132,969
       BURLINGTON/SANTA, 4.30%, 1/1/13                                                       925,000                908,742
                                                                                                              -------------
                                                                                                                  2,041,711
                                                                                                              -------------

RETAIL STORES                                                                   0.8%
       WAL-MART STORES, 6.875%, 8/10/09                                                    1,350,000              1,488,375
                                                                                                              -------------

REAL ESTATE                                                                     1.0%
       ERP OPERATING LP, 5.25%, 9/15/14                                                      900,000                920,250
       SAN DIEGO GAS & ELECTRIC, 5.35%, 5/15/35                                              875,000                910,000
                                                                                                              -------------
                                                                                                                  1,830,250
                                                                                                              -------------

TRANSPORTATION & SHIPPING                                                       1.4%
       BELLSOUTH CORPORATION, 5.2%, 9/15/14                                                1,000,000              1,032,453
       FEDEX CORP., 6.875%, 2/15/06                                                        1,500,000              1,525,745
                                                                                                              -------------
                                                                                                                  2,558,198
                                                                                                              -------------

TELECOMMUNICATIONS                                                              4.4%
       AT&T WIRELESS, 8.125%, 5/1/12                                                         900,000              1,079,786
       ALLSTATE CORP., 5.35%, 6/1/33                                                       1,250,000              1,262,153
       DEUTSCHE TELEKOM INT FIN., 8.0%, 6/15/10                                            1,000,000              1,160,136
       MARATHON OIL CORP., 5.375%, 6/1/07                                                    855,000                872,100
       MOTOROLA, INC., 7.625%, 11/15/10                                                    1,000,000              1,145,503
       SPRINT CAPITAL CORP., 6.125%, 11/15/08                                                850,000                896,153
       VERIZON GLOBAL FUNDING CORP., 7.75%, 6/15/32                                        1,000,000              1,301,568
                                                                                                              -------------
                                                                                                                  7,717,399
                                                                                                              -------------

TOTAL CORPORATE BONDS                                                                                            74,681,662
                                                                                                              -------------

TOTAL FIXED INCOME - 100% (Cost $175,303,344)                                                                 $ 177,592,713
                                                                                                              =============

The accompanying notes are an integral part of these financial statements.


18 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
VALUE FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
US TREASURY BILLS - 0.1%                                                        0.1%
       U.S. TREASURY BILLS, DN, 9/22/05                                                      100,000          $      99,309
                                                                                                              -------------

TOTAL US TREASURY BILLS (Cost $99,309)                                                                               99,309
                                                                                                              -------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       2.6%
       UNITED TECHNOLOGIES                                                                    61,672              3,166,857
                                                                                                              -------------

AUTOMOTIVE                                                                      0.1%
       DELPHI AUTOMOTIVE SYSTEMS                                                              17,200                 79,980
                                                                                                              -------------

BANKING                                                                        18.3%
       BANK OF AMERICA CORP.                                                                 135,730              6,190,645
       CITIGROUP, INC.                                                                       127,872              5,911,523
       COMERICA, INC.                                                                         37,860              2,188,308
       HIBERNIA CORP.                                                                         16,819                558,054
       INDYMAC BANCORP, INC.                                                                  25,400              1,034,542
       KEYCORP                                                                                32,700              1,084,005
       MBNA CORPORATION                                                                       36,100                944,376
       NATIONAL CITY CORP.                                                                    18,800                641,456
       UNIONBANCAL CORPORATION                                                                13,109                877,254
       UBS AG-REGISTERED                                                                      30,772              2,395,600
                                                                                                              -------------
                                                                                                                 21,825,763
                                                                                                              -------------

BIOTECHNOLOGY                                                                   0.6%
       MILLENNIUM PHARMACEUTICALS                                                            *74,900                694,323
                                                                                                              -------------

BROADCASTING                                                                    0.5%
       LIBERTY MEDIA- A                                                                       57,000                580,830
                                                                                                              -------------

BUILDING PRODUCTS                                                               0.5%
       SHERWIN-WILLIAMS & CO.                                                                 12,700                598,043
                                                                                                              -------------

BUSINESS SERVICES                                                               1.1%
       FIRST DATA CORP.                                                                       32,500              1,304,550
                                                                                                              -------------

COMMERCIAL SERVICES                                                             0.4%
       CENDANT CORP.                                                                          22,912                512,541
                                                                                                              -------------

COMPUTER SOFTWARE                                                               1.5%
       MICROSOFT CORP.                                                                        48,900              1,214,676
       ORACLE CORP.                                                                          *41,800                551,760
                                                                                                              -------------
                                                                                                                  1,766,436
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 19


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION - DOMESTIC                                                         2.3%
       CENTEX CORPORATION                                                                      4,000          $     282,680
       HOVNANIAN ENTERPRISES                                                                 *12,700                828,040
       LAFARGE NORTH AMERICA, INC.                                                            25,600              1,598,464
                                                                                                              -------------
                                                                                                                  2,709,184
                                                                                                              -------------

CONSTRUCTION - FOREIGN                                                          0.7%
       ACCENTURE LTD.                                                                        *35,700                809,319
                                                                                                              -------------

COSMETICS                                                                       1.0%
       KIMBERLY-CLARK CORP.                                                                   18,600              1,164,174
                                                                                                              -------------

ELECTRIC UTILITY                                                                3.0%
       AMEREN CORPORATION                                                                     11,600                641,480
       AMERICAN ELECTRIC POWER                                                                43,700              1,611,219
       EXELON CORP.                                                                           21,560              1,106,675
       WESTAR ENERGY, INC.                                                                    10,500                252,315
                                                                                                              -------------
                                                                                                                  3,611,689
                                                                                                              -------------

ELECTRONICS                                                                     1.1%
       MOTOROLA, INC.                                                                         71,164              1,299,455
                                                                                                              -------------

ENERGY                                                                          1.3%
       PUGET ENERGY, INC.                                                                     16,400                383,432
       XCEL ENERGY, INC.                                                                      63,700              1,243,424
                                                                                                              -------------
                                                                                                                  1,626,856
                                                                                                              -------------

ENTERTAINMENT                                                                   1.4%
       VIACOM, INC. CL B                                                                      53,200              1,703,464
                                                                                                              -------------

ENVIRONMENTAL SERVICES                                                          0.8%
       WASTE MANAGEMENT, INC.                                                                 33,000                935,220
                                                                                                              -------------

FINANCIAL SERVICES                                                              7.7%
       AMBAC FINANCIAL GROUP, INC.                                                            10,700                746,432
       AMERICAN CAPITAL STRATIGIES                                                            14,200                512,762
       CAPITAL ONE FINANCIAL                                                                  25,438              2,035,294
       COUNTRYWIDE CREDIT IND., INC.                                                          39,320              1,518,145
       FREDDIE MAC                                                                            16,757              1,093,059
       GOLDEN WEST FINANCIAL CORP.                                                            15,746              1,013,728
       GOLDMAN SACH GROUP, INC.                                                               11,300              1,152,826
       ISTAR FINANCIAL, INC.                                                                  27,600              1,147,884
                                                                                                              -------------
                                                                                                                  9,220,130
                                                                                                              -------------

FOOD PROCESSING                                                                 0.9%
       ARCHER-DANIELS MIDLAND CO.                                                             50,800              1,086,104
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.


20 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                                                                     2.8%
       HCA, INC.                                                                              21,200       $      1,201,404
       HEALTH NET, INC.                                                                      *20,400                778,464
       HUMANA, INC.                                                                          *16,600                659,684
       MCKESSON HBOC, INC.                                                                    16,800                752,472
                                                                                                              -------------
                                                                                                                  3,392,024
                                                                                                              -------------

HOME BUILDERS                                                                   2.2%
       D.R. HORTON, INC.                                                                      35,733              1,343,918
       STANDARD-PACIFIC CORP.                                                                 15,200              1,336,840
                                                                                                              -------------
                                                                                                                  2,680,758
                                                                                                              -------------

INDUSTRIAL GOODS & SERVICES                                                     0.3%
       YELLOW ROADWAY CORP.                                                                   *7,500                381,000
                                                                                                              -------------

INSTRUMENTATION                                                                 0.7%
       PARKER HANNIFIN CORP.                                                                  13,300                824,733
                                                                                                              -------------

INSURANCE                                                                       7.5%
       HARTFORD FINANCIAL SERVICES GROUP                                                      17,300              1,293,694
       MBIA, INC.                                                                             12,012                712,432
       REINSURANCE GROUP OF AMERICA                                                           16,200                753,462
       ST. PAUL COMPANIES                                                                     42,901              1,695,876
       UNUMPROVIDENT CORP.                                                                    32,700                599,064
       ACE LIMITED                                                                            38,900              1,744,665
       EVEREST REINSURANCE HOLDINGS                                                            7,900                734,700
       MONTPELIER RE HOLDINGS LTD.                                                            23,900                826,462
       XL CAPITAL LIMITED                                                                      8,090                602,058
                                                                                                              -------------
                                                                                                                  8,962,413
                                                                                                              -------------

MACHINERY & EQUIPMENT                                                           0.2%
       GRACO, INC.                                                                             8,500                289,595
                                                                                                              -------------

MANUFACTURING - MISCELLANEOUS                                                   0.4%
      INGERSOLL-RAND CO. CL A                                                                  6,500                463,775
                                                                                                              -------------

MERCHANDISING                                                                   0.4%
       OMNICOM GROUP COM                                                                       6,200                495,132
                                                                                                              -------------

MEDICAL SERVICES                                                                0.5%
       PACIFICARE HEALTH SYSTEMS, INC.                                                        *7,700                550,165
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            2.6%
       I.B.M.                                                                                 24,420              1,811,964
       PITNEY BOWES, INC.                                                                     13,500                587,925
       XEROX CORP.                                                                           *50,230                692,672
                                                                                                              -------------
                                                                                                                  3,092,561
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

ACTIVA Mutual Funds Semiannual Report 21


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
OIL/GAS - EQUIPMENT & SVCS                                                      4.5%
       CONOCOPHILLIPS                                                                         71,400          $   4,104,786
       VALERO ENERGY CORP.                                                                    15,800              1,249,938
                                                                                                              -------------
                                                                                                                  5,354,724
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                    12.0%
       CHEVRON CORPORATION                                                                    13,056                730,092
       DEVON ENERGY CORP.                                                                      9,684                490,785
       EXXON MOBIL CORP                                                                      111,664              6,417,330
       OCCIDENTAL PETROLEUM CORP.                                                             40,600              3,123,358
       PETRO-CANADA                                                                           30,000              1,954,200
       UGI CORP.                                                                              32,200                898,380
       UNOCAL CORP.                                                                           10,900                709,045
                                                                                                              -------------
                                                                                                                 14,323,190
                                                                                                              -------------

PAPER PRODUCTS                                                                  1.4%
       WEYERHAEUSER                                                                           25,771              1,640,324
                                                                                                              -------------

PHARMACEUTICALS                                                                 2.3%
       ICOS CORPORATION                                                                      *20,400                431,868
       KING PHARMACEUTICALS, INC.                                                            *88,897                926,307
       PFIZER, INC.                                                                           49,000              1,351,420
                                                                                                              -------------
                                                                                                                  2,709,595
                                                                                                              -------------

RAILROADS                                                                       2.2%
       CANADIAN NATIONAL RAILWAY                                                              45,271              2,609,873
                                                                                                              -------------

RESTAURANTS                                                                     0.8%
       MCDONALDS CORP.                                                                        34,900                968,475
                                                                                                              -------------

RETAIL STORES                                                                   1.3%
       ABERCROMBIE & FITCH CO. - CL A                                                         22,300              1,532,010
                                                                                                              -------------

TOBACCO                                                                         4.1%
       ALTRIA GROUP, INC.                                                                     52,825              3,415,665
       CAROLINA GROUP                                                                         20,300                676,396
       UST, INC.                                                                              17,200                785,352
                                                                                                              -------------
                                                                                                                  4,877,413
                                                                                                              -------------

TELECOMMUNICATIONS                                                              7.0%
       COMCAST CORP.  NEW CL A                                                               *40,500              1,243,350
       LIBERTY GLOBAL, INC. NEW                                                               *8,921                416,343
       NEXTEL COMMUNICATIONS, INC. CL A                                                      *19,000                613,890
       SPRINT CORP.                                                                           97,643              2,449,863
       TIME WARNER                                                                          *156,123              2,608,815
       VERIZON COMMUNICATIONS                                                                 29,100              1,005,405
                                                                                                              -------------
                                                                                                                  8,337,666
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.


22 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       0.9%
       CENTURYTEL, INC.                                                                       31,500          $   1,090,845
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $102,543,507)                                                                         119,271,189
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $102,642,816)                                                                  $ 119,370,498
                                                                                                              =============

*Non-dividend producing as of June 30, 2005

At June 30, 2005, the Fund's open future contracts were as follows:

           Number of                        Opening                                Face                     Market
           Contracts                      Contract Type                           Amount                     Value
---------------------------------------------------------------------------------------------------------------------------
              29                 Standard & Poor's 500, 9/16/05                 $1,758,688                $1,733,475

   The accompanying notes are an integral part of these financial statements.


                                        ACTIVA Mutual Funds Semiannual Report 23

ACTIVA Schedule of Investments
GROWTH FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100%
APPAREL                                                                         1.3%
       POLO RALPH LAUREN CORPORATION                                                           9,200          $     396,612
                                                                                                              -------------

BEVERAGES - DOMESTIC                                                            2.2%
       PEPSICO, INC.                                                                          12,800                690,304
                                                                                                              -------------

BIOTECHNOLOGY                                                                   1.6%
       GENENTECH, INC.                                                                        *6,000                481,680
                                                                                                              -------------

COMMUNICATIONS EQUIPMENT                                                        2.4%
       COMCAST CORP. NEW CL A SPECIAL                                                        *17,000                509,150
       QUALCOMM, INC.                                                                          6,900                227,769
                                                                                                              -------------
                                                                                                                    736,919
                                                                                                              -------------

COMPUTER SOFTWARE                                                               6.5%
       ADOBE SYSTEMS, INC.                                                                     5,200                148,824
       MICROSOFT CORP.                                                                        52,820              1,312,049
       ORACLE CORP.                                                                          *39,400                520,080
                                                                                                              -------------
                                                                                                                  1,980,953
                                                                                                              -------------

COMPUTERS                                                                       6.4%
       CISCO SYSTEMS, INC.                                                                   *24,710                472,208
       DELL, INC.                                                                            *12,500                493,875
       INTEL CORP.                                                                            38,480              1,002,789
                                                                                                              -------------
                                                                                                                  1,968,872
                                                                                                              -------------

COSMETICS                                                                       1.0%
       AVON PRODUCTS, INC.                                                                     8,500                321,725
                                                                                                              -------------

CRUISE LINES                                                                    0.6%
       ROYAL CARIBBEAN CRUISES LTD.                                                            4,000                193,440
                                                                                                              -------------

DRUGS                                                                           2.4%
       NOVARTIS AG - ADR                                                                      15,810                750,026
                                                                                                              -------------

DATA PROCESSING & REPRODUCTION                                                  1.0%
       ALLIANCE DATA SYSTEMS CORP.                                                            *7,500                304,200
                                                                                                              -------------

DEFENSE                                                                         1.0%
       GENERAL DYNAMICS                                                                        2,900                317,666
                                                                                                              -------------

ELECTRIC UTILITY                                                                1.8%
       CONSOL ENERGY, INC.                                                                    10,500                562,590
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.


24 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/05 (Unaudited)

                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                                                            3.8%
       GENERAL ELECTRIC & CO.                                                                 33,375          $   1,156,444
                                                                                                              -------------

ELECTRONICS                                                                     5.2%
       EMC CORP/MASS                                                                         *48,800                669,048
       EOG RESOURCES, INC.                                                                    13,700                778,160
       HARMAN INTERNATIONAL INDUSTRIES                                                         1,900                154,584
                                                                                                              -------------
                                                                                                                  1,601,792
                                                                                                              -------------

ENTERTAINMENT                                                                   2.3%
       HARRAH'S ENTERTAINMENT, INC.                                                            7,400                533,318
       XM SATTELITE RADIO HOLDING - CL A                                                      *4,700                158,202
                                                                                                              -------------
                                                                                                                    691,520
                                                                                                              -------------

FINANCIAL SERVICES                                                              8.0%
       AMERICAN EXPRESS COMPANY                                                               14,940                795,256
       CHICAGO MERCANTILE EXCHANGE                                                             1,100                325,050
       FRANKLIN RESOURCES, INC.                                                                6,547                503,988
       GOLDMAN SACH GROUP, INC.                                                                2,200                224,444
       J.P. MORGAN CHASE & CO.                                                                 7,900                279,028
       SLM CORP.                                                                               6,300                320,040
                                                                                                              -------------
                                                                                                                  2,447,806
                                                                                                              -------------

HOTELS & LODGING                                                                2.1%
       MARRIOTT INTERNATIONAL CL A                                                             4,800                327,456
       STARWOOD HOTELS & RESORTS WORLDWIDE                                                     5,600                327,992
                                                                                                              -------------
                                                                                                                    655,448
                                                                                                              -------------

INDUSTRIAL GOODS & SERVICES                                                     0.9%
       CLOROX COMPANY                                                                          4,900                273,028
                                                                                                              -------------

INFORMATIONAL SERVICES                                                          3.3%
       YAHOO!, INC.                                                                          *29,200              1,011,780
                                                                                                              -------------

INTERNET CONTENT                                                                1.9%
       GOOGLE, INC. CL A                                                                      *2,009                590,947
                                                                                                              -------------

MANUFACTURING-CAPITAL GOODS                                                     1.5%
       DANAHER CORP.                                                                           9,000                471,060
                                                                                                              -------------

MEDICAL EQUIPMENT & SUPPLIES                                                    7.9%
       ALLERGAN, INC.                                                                          4,000                340,960
       JOHNSON & JOHNSON                                                                      17,410              1,131,650
       ST. JUDE MEDICAL, INC.                                                                 14,800                645,428
       TYCO INTERNATIONAL LTD.                                                                10,700                312,440
                                                                                                              -------------
                                                                                                                  2,430,478
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.


                                        ACTIVA Mutual Funds Semiannual Report 25


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERV.                                                    3.0%
       CHARLES RIVER LABORATORIES INT'L., INC.                                                *7,300                352,225
       CYTYC CORPORATION                                                                      *6,900                152,214
       QUEST DIAGNOSTICS, INC.                                                                 7,800                415,506
                                                                                                              -------------
                                                                                                                    919,945
                                                                                                              -------------

MEDICAL SERVICES                                                                3.9%
       PACIFICARE HEALTH SYSTEMS, INC.                                                        *2,500                178,625
       UNITEDHEALTH GROUP, INC.                                                               19,400              1,011,516
                                                                                                              -------------
                                                                                                                  1,190,141
                                                                                                              -------------

METAL-ALUMINUM                                                                  0.6%
       WELLPOINT, INC.                                                                         2,400                167,136
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            0.7%
       APPLE COMPUTER                                                                          5,600                206,136
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                     2.9%
       EXXON MOBIL CORP.                                                                       5,018                288,385
       NEWFIELD EXPLORATION CO.                                                                8,000                319,120
       SCHLUMBERGER LTD.                                                                       3,700                280,978
                                                                                                              -------------
                                                                                                                    888,483
                                                                                                              -------------

PHARMACEUTICALS                                                                 8.3%
       ABBOTT LABORATORIES                                                                    12,400                607,724
       AMGEN, INC.                                                                            *5,150                311,369
       CAREMARK RX, INC.                                                                     *10,100                449,652
       GENZYME CORPORATION                                                                    *2,600                156,234
       MONSANTO COMPANY                                                                        7,600                477,812
       SANOFI-SYNTHELABO SA ADR                                                                8,500                348,415
       TEVA PHARMACEUTICAL SP ADR                                                              2,500                 77,850
       ZIMMER HOLDINGS, INC.                                                                  *1,500                114,255
                                                                                                              -------------
                                                                                                                  2,543,311
                                                                                                              -------------

PUBLISHING                                                                      1.2%
       NEWS CORPORATION, INC. Cl B                                                            21,400                360,804
                                                                                                              -------------

RETAIL STORES                                                                   8.0%
       CVS CORP.                                                                              11,600                337,212
       CHICO'S FAS, INC.                                                                       8,200                281,096
       COACH, INC.                                                                             8,040                269,903
       KOHL'S CORP.                                                                          *10,600                592,646
       STAPLES, INC.                                                                          13,350                284,622
       TARGET CORP.                                                                           12,400                674,684
                                                                                                              -------------
                                                                                                                  2,440,163
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

26 ACTIVA Mutual Funds Semiannual Report


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
SHOES - LEATHER                                                                 0.9%
       NIKE, INC. CL B                                                                         3,100          $     268,460
                                                                                                              -------------

 TECHNOLOGY-SOFTWARE                                                            1.2%
       LINEAR TECHNOLOGY                                                                       7,900                289,851
       SALESFORCE.COM, INC.                                                                   *4,400                 90,112
                                                                                                              -------------
                                                                                                                    379,963
                                                                                                              -------------

TELECOMMUNICATIONS                                                              2.3%
       SPRINT CORP.                                                                           10,200                255,918
       VERISIGN, INC.                                                                        *15,200                437,152
                                                                                                              -------------
                                                                                                                    693,070
                                                                                                              -------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       0.9%
       COGNIZANT TECHNOLOGY SOLUTIONS CORPORATIONS                                            *5,500                259,215
                                                                                                              -------------

WHOLESALE DISTRIBUTION                                                          1.0%
       SYSCO CORP.                                                                             8,600                311,234
                                                                                                              -------------

TOTAL COMMON STOCKS - (Cost $26,798,999)                                                                         30,663,351
                                                                                                              -------------

WARRANTS
       LUCENT TECH WARRANT EXPIRES 12/10/07                                     0.0%            *714                    550
                                                                                                              -------------

TOTAL WARRANTS - (Cost $0.00)                                                                                           550
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $26,798,999)                                                                   $  30,663,901
                                                                                                              =============

*Non-dividend producing as of June 30, 2005


   The accompanying notes are an integral part of these financial statements.

ACTIVA Mutual Funds Semiannual Report 27

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100%
AEROSPACE                                                                       2.0%
       THALES SA                                                                              15,400          $     626,178
                                                                                                              -------------

APPAREL                                                                         2.0%
       WACOAL CORPORATION                                                                     49,000                620,959
                                                                                                              -------------

BANKING & FINANCIAL SERVICES                                                    2.8%
       DEUTSCHE BANK AG -REG                                                                  11,000                856,900
                                                                                                              -------------

BREWERY                                                                         3.1%
       KIRIN BREWERY CO. LTD.                                                                 97,000                940,320
                                                                                                              -------------

COAL                                                                            1.6%
       XSTRATA PLC                                                                            25,900                499,925
                                                                                                              -------------

CONSTRUCTION - FOREIGN                                                          1.2%
       TECHNIP-COFLEXIP SA                                                                     7,600                352,906
                                                                                                              -------------

CONSUMER GOODS & SERVICES                                                       3.2%
       FUJI PHOTO FILM                                                                        30,100                969,916
                                                                                                              -------------

COSMETICS                                                                       3.3%
       SHISEIDO LTD ORD                                                                       80,000              1,010,922
                                                                                                              -------------

DRUGS                                                                           2.8%
       SANKYO COMPANY LIMITED                                                                 45,500                874,763
                                                                                                              -------------

ELECTRIC UTILITY                                                                7.9%
       ELECTRICIDADE DE PORTUGAL SA                                                          338,900                853,301
       KOREA ELECTRIC POWER CORP. - SPONSORED ADR                                             39,700                622,099
       CLP HOLDINGS LIMITED                                                                  168,500                966,821
                                                                                                              -------------
                                                                                                                  2,442,221
                                                                                                              -------------

ELECTRICAL EQUIPMENT                                                            2.3%
       MAKITA CORPORATION                                                                     36,000                708,367
                                                                                                              -------------

ELECTRONICS                                                                     2.1%
       MATSUSHITA ELECTRIC INDL. CO.                                                          43,000                653,209
                                                                                                              -------------

ENERGY                                                                          2.0%
       SUNCOR ENERGY, INC.                                                                    12,700                600,964
                                                                                                              -------------

FINANCIAL SERVICES                                                              4.1%
       TAKEFUJI CORP.                                                                         18,500              1,252,369
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

28 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                                                                   5.0%
       NORTHERN FOODS PLC                                                                    221,300          $     626,654
       J. SAINSBURY PLC                                                                      175,600                897,717
                                                                                                              -------------
                                                                                                                  1,524,371
                                                                                                              -------------

HOME BUILDERS                                                                   3.2%
       SEKISUI HOUSE LTD.                                                                     96,000                971,351
                                                                                                              -------------

INSURANCE                                                                       2.0%
       ERU AEGON (NLG)                                                                        48,351                626,848
                                                                                                              -------------

MACHINERY & EQUIPMENT                                                           2.3%
       METSO OYJ                                                                              32,200                702,390
                                                                                                              -------------

MATERIALS                                                                       1.9%
       ALUMINA LTD.                                                                          140,100                594,630
                                                                                                              -------------

METALS & MINING                                                                 6.5%
       ANGLOGOLD ASHANTI - SPONSORED ADR                                                      18,500                661,005
       LONMIN PLC                                                                             17,200                325,831
       IMPALA PLATINUM HOLDINGS                                                                7,700                689,335
       PLACER DOME, INC.                                                                      21,800                335,284
                                                                                                              -------------
                                                                                                                  2,011,455
                                                                                                              -------------

MINERALS                                                                        1.2%
       LIHIR GOLD LIMITED                                                                   *385,700                358,561
                                                                                                              -------------

NATURAL RESOURCES                                                               3.2%
       AREVA - CI                                                                              2,300                983,089
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                     4.3%
       ENTE NAZIONALE IDROC (ITL)                                                             24,700                637,159
       SHELL TRANSPORT - SPONSORED ADR                                                        11,700                679,302
                                                                                                              -------------
                                                                                                                  1,316,461
                                                                                                              -------------

PRINTING & PUBLISHING                                                           3.1%
       DAI NIPPON PRINTING CO., LTD.                                                         *59,000                951,647
                                                                                                              -------------

PRECIOUS METALS                                                                 3.3%
       BARRICK GOLD CORP.                                                                     40,300              1,008,709
                                                                                                              -------------

STEEL                                                                           1.0%
       POSCO- ADR                                                                              7,200                316,584
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                             2.1%
       MISYS PLC                                                                             153,200                653,469
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

ACTIVA Mutual Funds Semiannual Report 29


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/05 (Unaudited)
                                                                                % OF       SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TOYS                                                                            3.0%
       NINTENDO                                                                               *8,900          $     931,853
                                                                                                              -------------

TELECOMMUNICATIONS                                                              9.5%
       CHUNGHWA TELECOM CO. ADR                                                               45,300                970,779
       NIPPON TELEGRAPH & TELEPHONE CORP. ADR                                                 31,300                672,011
       TELECOM ITALIA                                                                        241,950                628,232
       BELGACOM SA                                                                            18,750                641,191
                                                                                                              -------------
                                                                                                                  2,912,213
                                                                                                              -------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       3.1%
       KT CORPORATION                                                                         44,800                963,200
                                                                                                              -------------

UTILITIES - TELECOMMUNICATIONS                                                  1.8%
       SWISSCOM                                                                                1,700                554,853
                                                                                                              -------------

WATER UTILITY                                                                   3.1%
       UNITED UTILITIES                                                                       80,900                956,933
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $30,791,787)                                                                           30,748,536
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $30,791,787)                                                                   $  30,748,536
                                                                                                              =============

*Non-dividend producing as of June 30, 2005

At June 30, 2005 the breakdown by country was:

                                                % OF MARKET         ACTUAL
            COUNTRY                                VALUE         MARKET VALUE
            Australia                               1.9%         $  594,630
            Belgium                                 2.1%            641,191
            Canada                                  6.4%          1,944,957
            Finland                                 2.3%            702,390
            France                                  6.4%          1,962,174
            Germany                                 2.8%            856,900
            Hong Kong                               3.1%            966,821
            Italy                                   4.1%          1,265,391
            Japan                                  34.4%         10,557,687
            Republic of Korea                       6.1%          1,901,883
            Netherlands                             2.0%            626,848
            Papua New Guinea                        1.2%            358,561
            Portugal                                2.8%            853,301
            South Africa                            4.3%          1,350,340
            Switzerland                             1.8%            554,853
            Taiwan                                  3.2%            970,779
            United Kingdom                         15.1%          4,639,830
                                                  -----         -----------
                                                  100.0%        $30,748,536
                                                  =====         ===========

   The accompanying notes are an integral part of these financial statements.


30 ACTIVA Mutual Funds Semiannual Report

ACTIVA Statement of Assets and Liabilities
                                                           INTERMEDIATE                                        INTERNATIONAL
As of June 30, 2005 (Unaudited)                              BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                                           ------------     ------------      ------------      -----------
ASSETS
Investments at cost                                        $175,303,344     $102,642,816       $26,798,999      $30,791,787
                                                           ------------     ------------      ------------      -----------
Investments at value                                        177,592,713      119,370,498        30,663,901       30,748,536
Cash                                                          1,079,101        1,761,071        1,385,573         2,274,823
Foreign currency held at value
     (cost $41,741)                                                                                                  41,733
Receivables:
     Investment income                                        1,612,011          184,298            22,155           88,876
Other assets                                                     27,924           36,107            23,063           31,188
                                                           ------------     ------------      ------------      -----------
Total Assets                                                180,311,749      121,351,974        32,094,692       33,185,156
                                                           ------------     ------------      ------------      -----------


LIABILITIES
Payables:
Investments purchased                                                --            5,604                --               --
     Advisory fees                                              146,353          172,456            53,857           69,052
     Transfer agent fees                                            529           65,441             1,740              859
     12b-1 fees                                                  44,359           28,607             7,806            8,124
     Service fees                                                66,539           44,257            11,709           12,185
Other liabilities                                                    --           10,730                --               --
Accrued expenses                                                 14,731           15,880             7,334           19,477
                                                           ------------     ------------      ------------      -----------
Total Liabilities                                               272,511          342,975            82,446          109,697
                                                           ------------     ------------      ------------      -----------

NET ASSETS                                                 $180,039,238     $121,008,999       $32,012,246      $33,075,459
                                                           ============     ============       ===========      ===========
SHARES OUTSTANDING                                           17,644,146       14,509,520         4,708,248        4,123,510
                                                           ============     ============       ===========      ===========

NET ASSET VALUE PER SHARE                                        $10.20                              $6.80            $8.02

Class A based on net assets of
$117,260,818 and 14,062,330
shares outstanding                                                                $8.34

Class R based on net assets of
$3,748,181 and 447,190
shares outstanding                                                                $8.38

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 31

ACTIVA Statement of Operations
For the six month period ended June 30, 2005 (Unaudited)

                                                            INTERMEDIATE                                        INTERNATIONAL
                                                              BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                                             ----------       ----------        -----------      ----------
INVESTMENT INCOME
Interest                                                     $4,188,010          $23,852            $9,819          $12,314
Dividends                                                            --        1,421,610           161,519          466,531
Miscellaneous                                                    13,880            7,486             1,089           25,564
                                                             ----------       ----------        -----------      ----------
Total Investment Income                                       4,201,890        1,452,948           172,427          504,409
                                                             ----------       ----------        -----------      ----------

EXPENSES
Advisory fees                                                   290,290          344,390           107,506          139,232
12b-1 fees                                                       87,894           57,160            15,586           16,380
Service fees                                                    131,842           88,440            23,379           24,570
Shareholder report                                                1,583           24,616             1,990            1,764
Fund accounting fees                                             34,390           34,752            20,815           25,521
Audit fees                                                        9,593            9,593             9,593            9,593
Custodian fees                                                   10,136           14,350             6,382           31,132
Insurance                                                         7,812            5,264             1,458            1,476
Legal fees                                                        8,772            8,772             9,132            9,537
Registration fees                                                 4,344            2,579             1,177            1,177
Transfer agent fees                                               1,024          123,600             3,296            1,676
Transfer agent fees - Class R                                        --            3,600                --               --
Trustee fees                                                      7,421            7,421             7,421            7,421
                                                             ----------       ----------        -----------      ----------
Total Expenses                                                  595,101          724,537           207,735          269,479
                                                             ----------       ----------        -----------      ----------

Net Investment Income (Loss)                                  3,606,789          728,411           (35,308)         234,930
                                                             ----------       ----------        -----------      ----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
       security transactions                                    560,546        4,704,187           913,310        4,109,790
     Net realized gain (loss) from
       foreign currency transactions                                 --               --                --          (65,200)
     Net realized gain (loss) from
       futures contracts                                             --           19,128                --               --
     Changes in net unrealized
       appreciation or (depreciation)
       of investments and
       foreign currency                                        (557,962)      (1,394,042)       (1,627,237)      (4,522,533)
                                                             ----------       ----------        -----------      ----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                            2,584        3,329,273          (713,927)        (477,943)
                                                             ----------       ----------        -----------      ----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                         $3,609,373       $4,057,684         ($749,235)       ($243,013)
                                                             ==========       ==========         =========       ==========

   The accompanying notes are an integral part of these financial statements.

32 ACTIVA Mutual Funds Semiannual Report

ACTIVA Statement of Changes in Net Assets

                                                                        INTERMEDIATE BOND FUND             VALUE FUND
                                                                        PERIOD          YEAR         PERIOD          YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       06/30/05       12/31/04      06/30/05       12/31/04
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                     ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $3,606,789     $6,915,648      $728,411     $1,357,933
Net realized gain (loss) on investments                                   560,546      1,164,068     4,723,315     20,755,163
Net increase (decrease) in unrealized
     appreciation                                                        (557,962)    (1,662,216)   (1,394,042)    (5,484,151)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations                                          3,609,373      6,417,500     4,057,684     16,628,945

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (3,499,182)    (6,860,034)           --     (1,218,977)
     Class R                                                                   --             --            --        (93,582)
Net realized gain from investment transactions:
     Class A                                                             (104,842)      (868,494)           --             --
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Total distributions to shareholders                                    (3,604,024)    (7,728,528)           --     (1,312,559)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               69,248        187,253     2,604,579        906,515
     Class R                                                                   --             --        573,061     6,459,219
Net  asset value of shares issued to shareholders in
     reinvestment of investment income and realized
     gain from security transactions:
     Class A                                                            3,603,887      7,727,313            --      1,195,178
     Class R                                                                   --             --            --         93,582
Payment for shares redeemed:
     Class A                                                              (88,659)      (117,169)   (4,486,896)   (36,383,342)
     Class R                                                                   --             --      (472,072)    (6,205,359)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     derived from capital share transactions                            3,584,476      7,797,397    (1,781,328)   (33,934,207)
                                                                     ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets                                   3,589,825      6,486,369     2,276,356    (18,617,821)
Net Assets, beginning of year or period                               176,449,413    169,963,044   118,732,643    137,350,464
                                                                     ------------   ------------  ------------   ------------
Net Assets, end of year or period                                    $180,039,238   $176,449,413  $121,008,999   $118,732,643
                                                                     ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                                                         $177,067,524   $173,483,048  $109,059,560   $110,840,888
     Undistributed net investment income (loss)                           201,329             --       701,406             --
     Return of capital                                                         --         93,722            --        (27,005)
     Undistributed net realized gain
        (loss) from investments                                           481,016         25,312    (5,454,436)   (10,177,750)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                             2,289,369      2,847,331    16,702,469     18,096,510
                                                                     ------------   ------------  ------------   ------------
                                                                     $180,039,238   $176,449,413  $121,008,999   $118,732,643
                                                                     ============   ============  ============   ============
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                6,788         18,269       329,665        118,751
     Class R                                                                   --             --        70,917        886,454
Reinvested distributions:
     Class A                                                              355,623        756,164            --        150,337
     Class R                                                                                  --            --         11,712
Shares redeemed:
     Class A                                                               (8,719)       (11,455)     (558,098)    (5,119,911)
     Class R                                                                   --             --       (59,477)      (773,403)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares                                    353,692        762,978      (216,993)    (4,726,060)
Shares outstanding, beginning of year or period                        17,290,454     16,527,476    14,726,513     19,452,573
                                                                     ------------   ------------  ------------   ------------
Shares outstanding, end of year or period                              17,644,146     17,290,454    14,509,520     14,726,513
                                                                     ============   ============  ============   ============

   The accompanying notes are an integral part of these financial statements.

                                        ACTIVA Mutual Funds Semiannual Report 33

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                        PERIOD          YEAR         PERIOD          YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       06/30/05       12/31/04      06/30/05       12/31/04
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                     ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($35,308)       ($7,778)     $234,930        $45,806
Net realized gain (loss) on investments                                   913,310      2,717,993     4,044,590      4,663,978
Net increase (decrease) in unrealized
     appreciation                                                      (1,627,237)       168,841    (4,522,533)      (684,300)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                           (749,235)     2,879,056      (243,013)     4,025,484

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --             --            --             --

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               79,923        293,272        14,858        149,917
     Class R                                                                   --             --            --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                             (239,712)      (270,489)      (24,156)      (276,392)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                             (159,789)        22,783        (9,298)      (126,475)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                    (909,024)     2,901,839      (252,311)     3,899,009
Net Assets, beginning of year or period                                32,921,270     30,019,431    33,327,770     29,428,761
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $32,012,246    $32,921,270   $33,075,459    $33,327,770
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $37,516,483    $37,676,272   $35,340,698    $35,349,997
     Undistributed net investment income (loss)                          (591,473)      (556,166)     (774,206)      (943,936)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain
        (loss) from investments                                        (8,777,666)    (9,690,976)   (1,445,956)    (5,555,746)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                             3,864,902      5,492,140       (45,077)     4,477,455
                                                                      -----------    -----------   -----------    -----------
                                                                      $32,012,246    $32,921,270   $33,075,459    $33,327,770
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               12,108         45,318         1,853         20,792
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                              (35,982)       (43,066)       (3,033)       (38,158)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                    (23,874)         2,252        (1,180)       (17,366)
Shares outstanding, beginning of year or period                         4,732,122      4,729,870     4,124,690      4,142,056
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               4,708,248      4,732,122     4,123,510      4,124,690
                                                                      ===========    ===========   ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                        34 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements


1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2005), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of



                                        ACTIVA Mutual Funds Semiannual Report 35

ACTIVA Notes to Unaudited Financial Statements continued


assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at June 30, 2005.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2005,



36 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued

the value of the securities loaned and the collateral received were as follows:

                             Value of the         Collateral
Fund                     Securities Loaned          Received
                         -----------------       -----------
Intermediate Bond                    $0.00             $0.00
Value                          $10,003,019       $10,374,293
Growth                               $0.00             $0.00
International                  $11,289,040       $11,819,615

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------

Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP*

Growth               BlackRock Advisors, Inc.

International        NWQ Investment Management Company, LLC

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management



                                        ACTIVA Mutual Funds Semiannual Report 37

ACTIVA Notes to Unaudited Financial Statements continued


LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the six month period ended June 30, 2005 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.


4. INVESTMENT TRANSACTIONS

At June 30, 2005, the cost of investments owned by the Value Fund was $102,755,034 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $18,686,332. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $2,070,868. Net unrealized appreciation for tax purposes was $16,615,464, at June 30, 2005.

The unrealized appreciation (depreciation) at June 30, 2005 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                    Net          Cost for
                    Gross         Gross      unrealized           federal
               unrealized    unrealized    appreciation        income tax
Fund         appreciation  depreciation  (depreciation)          purposes
-------------------------------------------------------------------------
Intermediate
   Bond        $2,832,084      $542,715      $2,289,369      $175,303,344
Growth          4,211,881       679,781       3,532,100        27,131,801
nternational      800,646       843,898         (43,252)       30,791,787

5. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 13, 2005, Alticor, Inc. purchased 258,970 Value Fund shares valued at $2,035,501 (based upon the net asset value of $7.86 per share) and transferred the shares to these Independent Business Owners.


38 ACTIVA Mutual Funds Semiannual Report

6. SUBSEQUENT EVENTS

On July 5, 2005 Amway Investment Corp., a principal shareholder in the Activa Mutual Funds, redeemed $57,522,286 from the Activa Intermediate Bond Fund and $9,769,520 from the Activa Growth Fund, via a redemption in kind. In addition, a cash redemption in the amount of $2,017,928 was redeemed from the Activa International Fund and a purchase in the amount of $12,122,954 was made in the Activa Value Fund by this same shareholder. All of these transactions were part of a reallocation of investment assets.


                                        ACTIVA Mutual Funds Semiannual Report 39

ACTIVA Financial Highlights
                                                    Intermediate Bond Fund              Value Fund - Class A
                                                  --------------------------       ----------------------------
                                                       Period           Year             Period            Year
                                                        Ended          Ended              Ended           Ended
                                                      6/30/05       12/31/04            6/30/05        12/31/04
Per share outstanding for each period             (Unaudited)      (Audited)        (Unaudited)       (Audited)
                                                  -----------      ---------        -----------       ---------
Net Asset Value, Beginning of Period                   $10.21         $10.28              $8.06           $7.06

Income from investment operations:
        Net investment income (loss)                     0.20           0.41               0.05            0.09
        Net realized and unrealized gains
           (losses) on securities                          --          (0.02)              0.23            1.00
                                                  -----------      ---------        -----------       ---------
Total from investment operations                         0.20           0.39               0.28            1.09
Less Distributions:
        Dividends from net investment income             0.20           0.41                 --            0.09
        Dividends in excess of net investment income       --             --                 --              --
        Distributions from capital gains                 0.01           0.05                 --              --
                                                  -----------      ---------        -----------       ---------
Total Distributions                                      0.21           0.46                 --            0.09
                                                  -----------      ---------        -----------       ---------
Net Asset Value, End of Period                         $10.20         $10.21              $8.34           $8.06
                                                  ===========      =========        ===========       =========
Total Return *                                          1.96%          3.86%              3.47%          15.40%
Ratios and Supplemental Data
Net assets, end of period                        $180,039,238   $176,449,413       $117,260,818    $115,203,837
Ratio of expenses to average net assets                  0.3%           0.7%               0.6%            1.2%
Ratio of net income (loss) to average net assets         2.0%           4.0%               0.6%            1.1%
Portfolio turnover rate                                 56.0%          76.2%              28.1%          103.8%
                                                   Value Fund - Class R             Growth Fund                International Fund
                                               --------------------------    --------------------------    -------------------------
                                                    Period           Year         Period           Year         Period          Year
                                                     Ended          Ended          Ended          Ended          Ended         Ended
                                                   6/30/05       12/31/04        6/30/05       12/31/04        6/30/05      12/31/04
Per share outstanding for each period          (Unaudited)      (Audited)    (Unaudited)      (Audited)    (Unaudited)     (Audited)
                                               -----------      ---------    -----------      ---------    -----------     ---------
Net Asset Value, Beginning of Period                 $8.10          $7.09          $6.96          $6.35          $8.08         $7.10

Income from investment operations:
        Net investment income (loss)                  0.05           0.08          (0.01)            --           0.06          0.01
        Net realized and unrealized gains
           (losses) on securities                     0.23           1.01          (0.15)          0.61          (0.12)         0.97
                                               -----------      ---------    -----------      ---------    -----------     ---------
Total from investment operations                      0.28           1.09          (0.16)          0.61          (0.06)         0.98
Less Distributions:
        Dividends from net investment income            --           0.08             --             --             --            --
        Dividends in excess of net
           investment income                            --             --             --             --             --            --
        Distributions from capital gains                --             --             --             --             --            --
                                               -----------      ---------    -----------      ---------    -----------     ---------
Total Distributions                                     --           0.08             --             --             --            --
                                               -----------      ---------    -----------      ---------    -----------     ---------
Net Asset Value, End of Period                       $8.38          $8.10          $6.80          $6.96          $8.02         $8.08
                                               ===========     ==========    ===========      =========    ===========     =========
Total Return *                                       3.46%         15.44%         -2.30%          9.61%         -0.74%        13.80%
Ratios and Supplemental Data
Net assets, end of period                       $3,748,181     $3,528,806    $32,012,246    $32,921,270    $33,075,459   $33,327,770
Ratio of expenses to average net assets               0.6%           1.2%           0.7%           1.3%           0.8%          1.7%
Ratio of net income (loss) to average
   net assets                                         0.7%           1.4%          -0.1%           0.0%           0.7%          0.2%
Portfolio turnover rate                              28.1%         103.8%          37.7%          87.4%         157.0%        199.6%


* The period ended June 30, 2005 is not annualized but an aggregate total return for the period.

                                  40-41 SPREAD
                     ACTIVA Mutual Funds Semiannual Report

ACTIVA Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288  (800) 346-2670
www.activafunds.com


                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not Applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.